                                                                    Exhibit 21.1

ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                 OCTOBER 1, 2002 - OCTOBER 31, 2002
                                   ----------------------------------

SETTLEMENT DATE:                       15-NOV-02
                                   -------------------

A.  SERIES INFORMATION:

    Advanta Equipment Leasing Receivables Series 2000-1 LLC
    SERIES 2000-1


I.  AGGREGATE CONTRACT PRINCIPAL BALANCE:

    (a.)     Beginning Aggregate Contract Principal Balance ...................................................     $ 89,076,126.42
                                                                                                                    ---------------
    (b.)     Contract Principal Balance of all Collections allocable to Contracts .............................     $  6,321,842.39
                                                                                                                    ---------------
    (c.)     Contract Principal Balance of Charged-Off Contracts ..............................................     $    471,045.85
                                                                                                                    ---------------
    (d.)     Ending Aggregate Contract Principal Balance of all Contracts
             as of this Settlement Date .......................................................................       82,283,238.18
                                                                                                                    ---------------


             BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
             THIS RELATED COLLECTION PERIOD)

    (e.)     Class A Principal Balance as of this
             Settlement Date (Class A Note Factor)            0.1057496                                             $ 34,810,328.67
                                                           -------------                                            ---------------
    (e1.)    Ending Class A-1 Principal Balance               0.0000000                         $           0.00
                                                           -------------                        ----------------
    (e2.)    Ending Class A-2 Principal Balance               0.0000000                         $             --
                                                           -------------                        ----------------
    (e3.)    Ending Class A-3 Principal Balance               0.4113578                         $  34,810,328.67
                                                           -------------                        ----------------
    (f.)     Ending Class B Principal Balance as of this
             Settlement Date (Class B Note Factor)            0.1789686                                             $  5,049,598.04
                                                           -------------                                            ---------------
    (g.)     Ending Class C Principal Balance as of this
             Settlement Date (Class C Note Factor)            0.1787397                                             $  3,362,093.30
                                                           -------------                                            ---------------
    (h.)     Ending Class D Principal Balance as of this
             Settlement Date (Class D Note Factor)            0.1784187                                             $  1,678,027.65
                                                           -------------                                            ---------------
    (i.)     Ending Class E Principal Balance as of this
             Settlement Date (Class E Note Factor)            0.3136376                                             $  7,374,248.05
                                                           -------------                                            ---------------
    (j.)     Ending Class F Principal Balance as of this
             Settlement Date (Class F Note Factor)            0.1749767                                             $ 10,697,116.63
                                                           -------------                                            ---------------
    (k.)     Excess Aggregate Contract Principal Balance over
             the sum of the Class A through F Principal Balances                                                    $ 19,311,825.84
                                                                                                                    ---------------

II. COMPLIANCE RATIOS:

    (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts ....................................     $ 89,376,374.98
                                                                                                                    ---------------

    (b.)     CBR of Contracts 1 - 30 days delinquent ..........................................................     $ 10,088,788.55
                                                                                                                    ---------------
    (c.)     % of Delinquent Contracts 1 - 30 days as of the related Calculation Date .........................               11.29%
                                                                                                                    ---------------

    (d.)     CBR of Contracts 31 - 60 days delinquent .........................................................     $  2,780,920.19
                                                                                                                    ---------------
    (e.)     % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ........................                3.11%
                                                                                                                    ---------------

    (f.)     CBR of Contracts 61 - 90 days delinquent .........................................................     $  1,649,314.39
                                                                                                                    ---------------
    (g.)     % of Delinquent Contracts 61 - 90 days as of the related Calculation Date ........................                1.85%
                                                                                                                    ---------------

    (h.)     CBR of Contracts > 91 days delinquent ............................................................     $  1,384,786.23
                                                                                                                    ---------------
    (i.)     % of Delinquent Contracts > 91 days as of the related Calculation Date ...........................                1.55%
                                                                                                                    ---------------

    (j1.)    % of Delinquent Contracts 31 days or more as of the related Calculation Date .....................                6.51%
                                                                                                                    ---------------
    (j2.)    Month 2:       Sep-02 ............................................................................                7.02%
                         ------------                                                                               ---------------
    (j3.)    Month 3:       Aug-02 ............................................................................                6.40%
                         ----------                                                                                 ---------------
    (j4.)    Three month rolling average % of Delinquent Contracts 31 days or more ............................                6.64%
                                                                                                                    ---------------

    (k1.)    Net Charge-Off % for the related Collection Period (annualized 30/360) ...........................                1.85%
                                                                                                                    ---------------
    (k2.)    Month 2:       Sep-02 ............................................................................                2.64%
                         ----------                                                                                 ---------------
    (k3.)    Month 3:       Aug-02 ............................................................................                2.63%
                         ----------                                                                                 ---------------
    (k4.)    Three month rolling average % for Defaulted Contracts ............................................                2.37%
                                                                                                                    ---------------


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
    (l1.)    Cumulative Net Loss Percentage ...................................................................              7.2537%
                                                                                                                    ---------------
    (l2.)    Does the Cumulative Net Loss % exceed

    (l3.)    The Loss Trigger Level % from Beginning Period to and
             including 12th Collection Period? Y or N .........................................................           N/A
                                                                                                                    ---------------
    (l4.)    The Loss Trigger Level % from 13th Collection Period to
             and including 24th Collection Period? Y or N .....................................................           N/A
                                                                                                                    ---------------
    (l5.)    The Loss Trigger Level % from 25th Collection Period
             and thereafter? Y or N ...........................................................................           YES
                                                                                                                    ---------------

    (m5.)    Is there currently a Trigger Event which has not been
             cured for this payment date...Y or N .............................................................           YES
                                                                                                                    ---------------
    (m5.)    Is there currently an Event of Default for this payment
             date......Y or N .................................................................................            NO
                                                                                                                    ---------------


III. FLOW OF FUNDS:

    (1.)     The amount on deposit in Available Funds .........................................................     $  7,976,036.27
                                                                                                                    ---------------
    (2.)     Amounts deposited, if any, by the Servicer to the
             Collection Account for contracts repurchased .....................................................     $            --
                                                                                                                    ---------------
    (3.)     Total deposits in the Collection Account to be used as
             available funds on this Payment Date (1+2) .......................................................     $  7,976,036.27
                                                                                                                    ---------------
    (4.)     Funds to the servicer, any Excluded Amounts-Residual
             Receipts .........................................................................................     $    489,268.50
                                                                                                                    ---------------
    (a.)     To the Trustee, trustee fees and expenses subject to an
             annual limit .....................................................................................                  --
                                                                                                                    ---------------
    (b.)     To the Servicer, any unrecoverable servicer advances / initial
             unpaid balance amounts ...........................................................................     $    247,069.39
                                                                                                                    ---------------
    (c.)     To the Servicer, the servicing fee then due and
             miscellaneous amounts, if any ....................................................................     $     74,230.11
                                                                                                                    ---------------

             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST

    (d.)     To Class A, the total Class A Note Interest for the related
             interest accrual period ..........................................................................     $    256,965.25
                                                                                                                    ---------------
                         Interest on Class A-1 Notes ....................................       $             --
                                                                                                ----------------
                         Interest on Class A-2 Notes ....................................       $             --
                                                                                                ----------------
                         Interest on Class A-3 Notes ....................................       $     256,965.25
                                                                                                ----------------
    (e.)     Interest on Class B Notes for the related interest accrual period ................................     $     31,851.24
                                                                                                                    ---------------
    (f.)     Interest on Class C Notes for the related interest accrual period ................................     $     21,557.65
                                                                                                                    ---------------
    (g.)     Interest on Class D Notes for the related interest accrual period ................................     $     11,221.49
                                                                                                                    ---------------


             CLASS E INTEREST:

    (h1.)    After the Class E Notes Interest Commencement Date, then
             Interest on Class E Notes for the related interest
             accrual period to be paid to the Class E Noteholder ..............................................                  --
                                                                                                                    ---------------
    (h2.)    Prior to the Class E Notes Interest Commencement Date,
             then amount in (h1) from above to be paid as additional
             principal pro rata among the Class A, Class B, Class C and
             Class D Notes ..............................................................       $      62,988.37
                                                                                                ----------------


                                                                                                ----------------

             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

    (i1.)    Class A percentage .........................................................               0.699999
                                                                                                ----------------
    (i2.)    To Class A, amount from reserve account, if any ............................
                                                                                                ----------------
    (i3.)    To Class A, the Class A overdue principal, if any ..........................                     --
                                                                                                ----------------
    (i4.)    To Class A, the Class A monthly principal payment amount ...................       $   6,780,884.27
                                                                                                ----------------
    (i5.)    To Class A, the additional principal, if any, allocable from
             Class E interest amount ....................................................       $      50,691.09
                                                                                                ----------------
    (i6.)    To Class A, the additional principal, if any, allocable from
             Class F floor amount .......................................................                     --
                                                                                                ----------------
    (i7.)    Total principal payment to Class A  (i2-i6) ................................       $   6,831,575.35
                                                                                                ----------------
    (i8.)                Principal payment to Class A-1 Noteholders ...........................................     $            --
                                                                                                                    ---------------
    (i9.)                Principal payment to Class A-2 Noteholders ...........................................     $            --
                                                                                                                    ---------------
    (i10.)               Principal payment to Class A-3 Noteholders ...........................................     $  6,831,575.35
                                                                                                                    ---------------

    (j1.)    Class B percentage .........................................................             0.0599996
                                                                                                ----------------

    (j2.)    To Class B, amount from reserve account, if any ............................                     --
                                                                                                ----------------
    (j3.)    To Class B, the Class B overdue principal, if any ..........................
                                                                                                ----------------
    (j4.)    To Class B, the Class B monthly principal payment amount ...................       $             --
                                                                                                ----------------
    (j5.)    To Class B, the additional principal, if any, allocable from
             Class E interest amount ....................................................       $       6,154.42
                                                                                                ----------------
    (j6.)    To Class B, the additional principal, if any, allocable from
             Class F floor amount .......................................................                     --
                                                                                                ----------------
    (j7.)    Total principal payment to Class B Noteholders (j2-j6) ...........................................     $      6,154.42
                                                                                                                    ---------------

    (k1.)    Class C percentage .........................................................              0.0399997
                                                                                                ----------------
    (j2.)    To Class C, amount from reserve account, if any ............................                     --
                                                                                                ----------------
    (k3.)    To Class C, the Class C overdue principal, if any ..........................                   0.00
                                                                                                ----------------
    (k4.)    To Class C, the Class C monthly principal payment amount ...................       $             --
                                                                                                ----------------
    (k5.)    To Class C, the additional principal, if any, allocable from
             Class E interest amount ....................................................       $       4,097.70
                                                                                                ----------------
    (k6.)    To Class C, the additional principal, if any, allocable from
             Class F floor amount                                                                             --
                                                                                                ----------------


                                  Page 2 of 4
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
    (k7.)    Total principal payment to Class C Noteholders (k2-k6) ...........................................     $      4,097.70
                                                                                                                    ---------------

    (l1.)    Class D percentage .........................................................              0.0199999
                                                                                                ----------------
    (l2.)    To Class D, amount from reserve account, if any ............................                     --
                                                                                                ----------------
    (l3.)    To Class D, the Class D overdue principal, if any ..........................                  0.00
                                                                                                ----------------
    (l4.)    To Class D, the Class D monthly principal payment amount ...................       $             --
                                                                                                ----------------
    (l5.)    To Class D, the additional principal, if any, allocable from ...............
             Class E interest amount                                                            $       2,045.16
                                                                                                ----------------
    (l6.)    To Class D, the additional principal, if any, allocable from
             Class F floor amount .......................................................                     --
                                                                                                ----------------
    (l7.)    Total principal payment to Class D Noteholders (l2-l6) ...........................................     $      2,045.16
                                                                                                                    ---------------
    (m1.)    Class E percentage .........................................................              0.0499986
                                                                                                ----------------
    (m2.)    To Class E, amount from reserve account, if any ............................
                                                                                                ----------------
    (m3.)    To Class E, the Class E overdue principal, if any ..........................                  0.00
                                                                                                ----------------
    (m4.)    To Class E, the Class E monthly principal payment amount ...................       $             --
                                                                                                ----------------    ---------------
    (m5.)    To Class E, the additional principal, if any, allocable from
             Class F floor amount .......................................................                     --
                                                                                                ----------------
    (m6.)    Total principal payment to Class E Noteholders (m2-m5) ...........................................     $            --
                                                                                                                    ---------------



             TO THE RESERVE ACCOUNT :

    (4.)     The amount, if any, needed to maintain the amount in the
             reserve account at the required reserve amount ...................................................     $            --
                                                                                                                    ---------------



             CLASS F PAYMENTS:

    (n1.)    Sub-Total of funds disbursed through the Reserve Account ...................       $   7,976,036.22
                                                                                                ----------------
    (n2.)    Funds available to be paid to Class F ......................................       $             --
                                                                                                ----------------
    (n3.)    Class F percentage .........................................................              0.1300032
                                                                                                ----------------
    (n4.)    Class F floor amount .......................................................       $   9,405,070.31
                                                                                                ----------------
    (n5.)    Class F principal balance before payment of principal on
             this payment date ..........................................................       $ 11,580,213.84
                                                                                                ----------------

    (n6.)    If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

    (n7.)    If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
             reduced to the Class F floor amount  and (b) funds available .....................................     $            --
                                                                                                                    ---------------

    (n8.)    If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 .................................................................
                                                                                                                    ---------------

             TO THE TRUSTEE:

    (7.)     To the Trustee, any fees and expenses not previously paid
             subject to a limit ...............................................................................
                                                                                                                    ---------------

             TO THE ISSUERS:

    (8.)     To the issuers, as owner of the pledged assets, any
             remaining available funds on deposit in the
             collection account after all payments are made above .............................................     $          0.01
                                                                                                                    ---------------




IV. SERVICER ADVANCES

    (a.)     Aggregate amount of Servicer Advances at the beginning of
             the Collection Period ............................................................................     $  2,098,728.78
                                                                                                                    ---------------
    (b.)     Servicer Advances reimbursed during the Collection Period ........................................     $     75,013.11
                                                                                                                    ---------------
    (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
             Settlement Date ..................................................................................     $    247,069.39
                                                                                                                    ---------------
    (d.)     Servicer Advances made during the related Collection Period ......................................     $            --
                                                                                                                    ---------------
    (e.)     Aggregate amount of Servicer Advances at the end of the Collection
             Period ...........................................................................................     $  1,776,646.28
                                                                                                                    ---------------
    (f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
             were not made ....................................................................................                  --
                                                                                                                    ---------------


V.  RESERVE ACCOUNT

    (a.)     Amount on deposit at the beginning of the related Collection Period ..............................     $            --
                                                                                                                    ---------------
    (b.)     Reserve Account initial deposit ..................................................................
                                                                                                                    ---------------
    (c.)     Amount of interest earnings reinvested for the related Monthly Period ............................     $            --
                                                                                                                    ---------------
    (d.)     Amounts used to cover shortfalls, if any,  for the related
             Collection Period ................................................................................                0.00
                                                                                                                    ---------------
    (e.)     Amounts used as required in a Trigger Event , if any,  for the
             related Collection Period ........................................................................     $            --
                                                                                                                    ---------------
    (f.)     Amounts transferred in from the Collection Account, if applicable (line 4) .......................     $            --
                                                                                                                    ---------------
    (g.)     Interest earnings for the related Monthly Period .................................................
                                                                                                                    ---------------
                                                                                                                    ---------------
    (h.)     Interest  earnings withdrawn and included as Available Funds for the related Monthly Period ...................................................................
                                                                                                                    ---------------
    (i.)     Amount on deposit at the end of the related Collection Period ....................................     $            --
                                                                                                                    ---------------


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



    (j.)     Is the Required Reserve Amount equal to the balance in the
             Reserve Account as of the related Collection period? Y or N ......................................            N
                                                                                                                    ---------------





VI. ADVANCE PAYMENTS

    (a.) Beginning aggregate Advance Payments .................................................................     $  1,276,123.93
                                                                                                                    ---------------
    (b.) Add:  Amount of Advance Payments collected during the related Collection Period . ....................     $    985,626.45
                                                                                                                    ---------------
    (c.) Add:  Investment earnings for the related  Collection Period .........................................     $            --
                                                                                                                    ---------------
    (d.) Less: Amount of Advance Payments withdrawn for deposit into Facility Account .........................     $  1,067,534.64
                                                                                                                    ---------------
    (e.) Ending aggregate Advance Payments ....................................................................     $  1,194,215.74
                                                                                                                    ---------------




    ADVANTA BANK CORP., AS SERVICER

    BY:      /s/ MARK SHAPIRO

    TITLE:   Asst V.P. Structured Finance
             ----------------------------------

    DATE:    11/12/02
             ----------------------------------


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